Common and Preferred Shares and Warrants (Tables)	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note [Abstract]
Authorized shares and a reconciliation of common shares issued and outstanding

The following table shows authorized shares and provides a reconciliation of common shares issued and outstanding for the years ended December 31:

(Millions, except where indicated)	2011	2010	2009
Common shares authorized (billions)(a)	3.6	3.6	3.6

Shares issued and outstanding at beginning of
year	1,197	1,192	1,160
(Repurchases) Issuances of common shares	(48)	(14)	22
Other, primarily stock option exercises
and restricted stock awards granted	15	19	10
Shares issued and outstanding as of
December 31	1,164	1,197	1,192

  Of the common shares authorized but unissued as of December 31, 2011, approximately 90 million shares were reserved for issuance under employee stock and employee benefit plans